Exhibit 99.2

Reliant Hospital Partners, LLC
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2015

Reliant Hospital Partners, LLC

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2015

Reliant Hospital Partners, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	September 30, 2015	December 31, 2014
ASSETS

Currents assets
Cash	$45,006,669	$29,314,883
Patient accounts receivable, net of allowance; 2015 - $3,628,029 and 2014 - $3,755,046	27,574,945	29,985,411
Estimated amounts due from third-party payers	23,318	972,145
Prepaid expenses	8,935,451	3,715,579
Supply inventory and other	1,044,263	1,036,469

Total current assets	82,584,646	65,024,487

Property and Equipment, At cost
Buildings and land recorded under capital leases	194,142,528	194,142,528
Facility equipment and furniture	25,232,837	22,609,351
Construction in progress	135,645	39,994
	219,511,010	216,791,873
Less accumulated depreciation and amortization	47,582,990	38,639,126

	171,928,020	178,152,747

Other Assets
Deferred financing costs, net	2,826,658	3,356,709
Goodwill	60,223,270	60,223,270
Intangible assets, net	6,703,569	7,067,000
Due from affiliates	868,003	868,003
Other long-term assets	995,075	1,078,096

	71,616,575	72,593,078

Total assets	$326,129,241	$315,770,312

(Continued)
1.

Reliant Hospital Partners, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
(UNAUDITED)

	September 30, 2015	December 31, 2014
Liabilities And Members’ Deficit

Current liabilities
Current maturities of long-term debt	$3,862,500	$3,862,500
Current maturities of capital lease obligations	2,532,378	2,363,175
Accounts payable	1,885,697	2,401,627
Accrued bonuses	26,680	1,298,316
Accrued benefits	3,458,540	2,985,431
Accrued property taxes	2,438,170	3,213,956
Other accrued expenses	6,218,799	4,962,167
Estimated amounts due to third-party payors	1,369,718	979,017

Total current liabilities	21,792,482	22,066,189

Long-term Debt, Less Current Maturities	147,740,625	150,637,500

Capital Lease Obligations, Less Current Maturities	184,143,306	186,238,796

Other Long-term Liabilities	7,413,710	6,981,679

	361,090,123	365,924,164

Commitments and Contingencies
Members’ Deficit
Reliant Hospital Partners, LLC’s deficit	(38,931,093)	(53,416,858)
Noncontrolling interests	3,970,211	3,263,006

Total members’ deficit	(34,960,882)	(50,153,852)

Total liabilities and members’ deficit	$326,129,241	$315,770,312

See accompanying notes to condensed consolidated financial statements.
2.

Reliant Hospital Partners, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(UNAUDITED)

	2015	2014
Revenue
Net patient service revenue	$193,257,183	$182,498,952
Other	1,176,148	1,294,670

Total revenue	194,433,331	183,793,622

Expenses
Salaries, wages, and benefits	75,380,870	83,078,351
Purchased services and professional fees	15,594,872	11,781,746
Other operating expenses	19,916,774	20,932,357
Rent expense	8,860,538	8,933,623
Depreciation and amortization	9,318,562	9,774,290
Fees to affiliates	750,000	750,000
Provision for doubtful accounts	1,854,744	2,426,105

Total expenses	131,676,360	137,676,472

Operating income	62,756,971	46,117,150

Interest expense	(19,229,338)	(16,094,804)

Net income	$43,527,633	$30,022,346

Amounts Attributable to Noncontrolling Interests
Net income	$43,527,633	$30,022,346
Less net income attributable to noncontrolling interests	4,420,409	2,970,239

Net income attributable to Reliant Hospital Partners, LLC	$39,107,224	$27,052,107

See accompanying notes to condensed consolidated financial statements.
3.

Reliant Hospital Partners, LLC
CONDENSED CONSOLIDATED STATEMENTS OF MEMBERS' (DEFICIT) EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(UNAUDITED)

	Reliant Hospital Partners, LLC	Noncontrolling Interests	Total Members’ Deficit

Balance, January 1, 2015	$(53,416,858)	$3,263,006	$(50,153,852)

Unit-based compensation	237,109	—	237,109
Member distributions	(24,858,568)	(2,608,920)	(27,467,488)
Reliant Hospital Partners, LLC purchase of noncontrolling interests and other redemption of interests	—	(1,104,284)	(1,104,284)
Net income	39,107,224	4,420,409	43,527,633

Balance, September 30, 2015	$(38,931,093)	$3,970,211	$(34,960,882)

	Reliant Hospital Partners, LLC	Noncontrolling Interests	Total Members’ Equity

Balance, January 1, 2014	$33,807,301	$6,976,493	$40,783,794

Unit-based compensation	263,195	—	263,195
Member distributions	(33,917,906)	(3,269,218)	(37,187,124)
Reliant Hospital Partners, LLC purchase of noncontrolling interests and other redemption of interests	(729,317)	(474,605)	(1,203,922)
Net income	27,052,107	2,970,239	30,022,346

Balance, September 30, 2014	$26,475,380	$6,202,909	$32,678,289

See accompanying notes to condensed consolidated financial statements.
4.

Reliant Hospital Partners, LLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(UNAUDITED)

	2015	2014
Operating activities
Net income	$43,527,633	$30,022,346
Items not requiring cash
Depreciation and amortization of property and equipment	8,955,131	9,410,859
Amortization of intangible assets	363,431	363,431
Amortization of deferred financing costs	530,051	1,571,058
Provision for doubtful accounts	1,854,744	2,426,105
Unit-based compensation	237,109	263,195
Changes in
Patient accounts receivable	555,722	(16,234,203)
Estimated amounts due from third-party payers	1,339,528	1,748,220
Inventory, prepaid expenses and other	(5,144,644)	(256,683)
Accounts payable	(515,930)	(1,954,203)
Accrued expenses and other	120,146	2,113,985

Net cash provided by operating activities	51,822,921	29,474,110

Investing activities
Purchase of property and equipment	(2,736,201)	(913,916)

Net cash used in investing activities	(2,736,201)	(913,916)

Financing activities
Distributions to members	(27,467,488)	(37,187,124)
Reliant Hospital Partners, LLC purchase of noncontrolling interests and other redemption of interests	(1,104,284)	(1,203,922)
Proceeds from issuance of long-term debt	—	124,667,621
Payment of deferred financing costs	—	(3,449,024)
Payments on line of credit	—	(11,000,000)
Payments on long-term debt	(2,896,875)	(15,167,621)
Payments on capital lease obligations	(1,926,287)	(1,828,422)

Net cash (used in) provided by financing activities	(33,394,934)	54,831,508

Increase in Cash	15,691,786	83,391,702

Cash, Beginning of Period	29,314,883	33,368,293

Cash, End of Period	$45,006,669	$116,759,995

Supplemental Cash Flows Information
Interest paid	$18,731,007	$14,711,319

Supplemental Disclosures of Noncash Investing Activities
Payables incurred for property and equipment	$34,826	$219,192

See accompanying notes to condensed consolidated financial statements.
5.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1:	Nature of Operations and Summary of Significant Accounting Policies
Nature of Operations and Principles of Consolidation
Reliant Hospital Partners, LLC (RHP) is a Texas limited liability company. RHP and its subsidiaries (Company) operate inpatient rehabilitation hospitals providing physical, occupational and speech therapy services on an inpatient and outpatient basis at eight hospitals in Texas, two hospitals in Massachusetts and one hospital in Ohio. The condensed consolidated financial statements include the accounts of RHP and its subsidiaries. All significant intercompany transactions and balances have been eliminated.
The Company operates seven of its hospitals through multiple tier partnership arrangements in which the hospital operating entity is in a separate partnership and whose owners consist of physician limited partners with RHP controlling the general partnership of each entity and varying amounts of limited partner interests. The term of each partnership is 50 years, commencing on various dates. The partnership agreements contain provisions, which limit the sale, assignment or transfer of a partner’s interest in the partnerships.
Basis of Presentation
The accompanying unaudited condensed consolidated financial statements of RHP should be read in conjunction with the consolidated financial statements and accompanying notes of RHP’s consolidated financial statements as of and for the year ended December 31, 2014. The unaudited condensed consolidated financial statements have been prepared consistent with the rules and regulations of the United States Securities and Exchange Commission applicable to interim financial information. Certain information and note disclosures included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been omitted in these interim statements, as allowed by such SEC rules and regulations. The condensed consolidated balance sheet as of December 31, 2014 has been derived from audited financial statements. However, we believe the disclosures are adequate to make the information presented not misleading.
The unaudited results of operations for the interim periods shown in these financial statements are not necessarily indicative of operating results for the entire year. In our opinion, the accompanying condensed consolidated financial statements recognize all adjustments of a normal recurring nature considered necessary to fairly state the financial position, results of operations, and cash flows for each interim period presented.
Net Patient Service Revenue
The Company has agreements with third-party payers that provide for payments to the Company at amounts different from its established rates. Net patient service revenue is reported at the estimated net realizable amounts from patients, third-party payers and others for services rendered and includes estimated retroactive revenue adjustments. Retroactive adjustments are considered in the recognition of revenue on an estimated basis in the period the related services are rendered and such estimated amounts are revised in future periods as adjustments become known.

6.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Income Taxes
The Company is not directly subject to income taxes under the provisions of the Internal Revenue Code and applicable state laws. Therefore, taxable income or loss is reported to the individual members for inclusion in their respective tax returns and no provision for federal income taxes are included in the accompanying condensed consolidated statements of operations.
The Company is subject to state income taxes, including the Texas margin tax. These taxes are not significant for the nine months ended September 30, 2015 and 2014.

Note 2:	Net Patient Service Revenue
Revenues consist primarily of net patient service revenue that is recorded based on established billing rates less contractual adjustments.
Inpatient and outpatient rehabilitation services rendered to Medicare and Medicaid program beneficiaries are paid at prospectively determined rates. These rates vary according to a patient classification system that is based on clinical and diagnostic factors. The Company is reimbursed for certain services at tentative rates with final settlement determined after submission of annual cost reports and audits thereof by the Medicare and Medicaid administrative contractors.
Approximately 75% of net patient service revenue is from participation in the Medicare program during the nine months ended September 30, 2015 and 2014. Net patient service revenue from participation in the Medicaid program has not been a significant source of revenue for the Company.
Laws and regulations governing the Medicare and Medicaid programs are complex and subject to interpretation and change. As a result, it is reasonably possible that recorded estimates will change materially in the near term.
The Company has also entered into payment agreements with certain commercial insurance carriers, health maintenance organizations and preferred provider organizations. The basis for payment to the Company under these agreements includes prospectively determined rates per discharge, discounts from established charges and prospectively determined daily rates.

Note 3:	Concentration of Credit Risk
The Company grants credit without collateral to its patients, most of who reside in areas near the Company’s hospitals and are insured under third-party payer agreements. Substantially all of the Company’s net receivables are due from third-party payers. The mix of net receivables from third-party payers at September 30, 2015 is:

Medicare	76%
Medicaid	5%
Blue Cross Blue Shield	6%
Other third-party payers	13%
100%

7.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 4:	Related Party Transactions
RHP has an agreement with Nautic Partners VI, L.P. (Nautic), which is a member of RHP’s ultimate parent, Reliant Holding Company, LLC (Holding), to pay management fees of $500,000 annually, until actual annualized or budgeted EBITDA equals or exceeds $20,000,000, when the management fee increases to $900,000 annually. The Company’s EBITDA exceeded $20,000,000 during the nine months ended September 30, 2015 and 2014. Nautic received $675,000 of the management fee during the nine months ended September 30, 2015 and 2014 and $75,000 was paid to board consultants during the nine months ended September 30, 2015 and 2014. Additionally, the Company reimburses certain travel costs of Nautic. RHP paid travel costs totaling $21,363 and $25,111 to Nautic during the nine months ended September 30, 2015 and 2014, respectively, under this agreement.
Nautic is also named in the lawsuit discussed in Note 5.  The Company and Nautic have agreed to share in certain legal costs related to the lawsuit.  Based on the allocation proposed by Nautic’s insurer, the Company has paid and accrued obligations to various firms that include amounts to be reimbursed by Nautic. At September 30, 2015 and December 31, 2014, approximately $868,000 is recorded as a receivable from Nautic included in due from affiliates in the accompanying consolidated balance sheet and as an offset to legal expense.

Note 5:	Litigation
A lawsuit has been brought against RHP and other parties in Dallas County, Texas, District Court. The plaintiff alleges a number of causes of actions and seeks, among other things, monetary damages and an injunction prohibiting RHP from pursuing any expansion of services in certain markets. RHP has denied any wrongdoing and is defending the case vigorously. On November 18, 2011, the court awarded monetary sanctions against certain former executives of RHP. The Court has not awarded any sanctions against RHP. No potential range of loss, if any, can be estimated. Accordingly, an estimated liability has not been recorded in the accompanying condensed consolidated financial statements. A portion of the Company’s legal expenses were recoverable based on the Company’s insurance policies in effect. As of September 30, 2015, any additional legal expenses or settlements will not be recovered as the maximum insurance payment was fully recovered.
In the normal course of business, the Company is, from time to time, subject to allegations that may or do result in litigation. Some of these allegations are in areas not covered by commercial insurance; for example, allegations regarding employment practices or performance of contracts. The Company evaluates such allegations by conducting investigations to determine the validity of each potential claim. Based upon the advice of counsel, management records an estimate of the amount of ultimate expected loss, if any, for each of these matters. No provisions for potential losses were accrued at September 30, 2015. Events could occur that would cause the estimate of ultimate loss to differ materially in the near term.

8.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 6:	Subsequent Event
On October 1, 2015, HealthSouth Corporation, a Delaware corporation, and it’s newly formed 100%-owned subsidiary, HealthSouth Acquisition Holdings, LLC, a Delaware limited liability company, completed its previously announced acquisition of the operations of the Company and affiliated entities. At closing, one Company entity had a remaining minority limited partner interest of 0.5%. The cash purchase price was reduced by the estimated fair value of this interest. The total consideration delivered at closing was approximately $730 million in cash, which amount includes payment of outstanding borrowings, transaction expenses, and an escrow reserve and is subject to working capital and other adjustments.

Note 7:	Condensed Consolidating Financial Information
Due to the above acquisition and the requirement under HealthSouth's credit agreement that certain wholly-owned subsidiaries guarantee its debt, the accompanying condensed consolidating financial information for the Company has been prepared and presented pursuant to SEC Regulation S-X, Rule 3-10, “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered.” The following tables present the condensed consolidating financial information for RHP, which was not included in the acquisition and is therefore not a guarantor nor an issuer of the debt that has been issued by HealthSouth Corporation (the “Parent”), the subsidiaries of RHP that are now 100% owned by HealthSouth Corporation and are guarantors (the “Guarantor Subsidiaries”), and the subsidiary of RHP that had a remaining minority limited partner interest after the acquisition and is a nonguarantor (the “Nonguarantor Subsidiary”), together with elimination adjustments, as of and for the periods indicated. All guarantees of the Guarantor Subsidiaries are full and unconditional and joint and several, subject to certain customary conditions for release.
Periodically, certain subsidiaries of RHP make distributions of available cash to RHP. When made, these distributions impact the Investments in consolidated affiliates and Reliant Hospital Partners, LLC's deficit line items in the accompanying condensed consolidating balance sheet but have no impact on the consolidated financial statements of RHP. RHP’s long-term debt was not assumed by HealthSouth Corporation in the acquisition discussed above and was paid off with proceeds from the transaction. In addition, for the Guarantor Subsidiaries presented in the accompanying condensed consolidating financial information, all of the noncontrolling interests were subsequently acquired by HealthSouth Corporation.

9.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

	CONDENSED CONSOLIDATED BALANCE SHEETS
	As of September 30, 2015
	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiary	Eliminating Entries	Consolidated

Assets

Currents assets
Cash	$2,150,253	$36,131,486	$6,724,930	$—	$45,006,669
Patient accounts receivable, net	—	24,554,229	3,020,716	—	27,574,945
Estimated amounts due from third-party payers	—	23,318	—	—	23,318
Prepaid expenses	5,420,909	3,279,761	234,781	—	8,935,451
Supply inventory and other	100,688	913,703	86,699	(56,827)	1,044,263

Total current assets	7,671,850	64,902,497	10,067,126	(56,827)	82,584,646

Property and Equipment, At cost
Buildings and land recorded under capital leases	—	168,142,528	26,000,000	—	194,142,528
Facility equipment and furniture	349,568	23,250,503	1,632,766	—	25,232,837
Construction in progress	—	135,645	—	—	135,645
	349,568	191,528,676	27,632,766	—	219,511,010
Less accumulated depreciation and amortization	212,205	41,258,248	6,112,537	—	47,582,990

	137,363	150,270,428	21,520,229	—	171,928,020

Other Assets
Deferred financing costs, net	436,545	2,197,123	192,990	—	2,826,658
Goodwill	—	46,336,141	13,887,129	—	60,223,270
Intangible assets, net	3,568,069	3,135,500	—	—	6,703,569
Due from affiliates	868,003	—	—	—	868,003
Other long-term assets	35,862	952,699	6,514	—	995,075
Investments in consolidated affiliates	(15,502,572)	—	—	15,502,572	—

	(10,594,093)	52,621,463	14,086,633	15,502,572	71,616,575

Total assets	$(2,784,880)	$267,794,388	$45,673,988	$15,445,745	$326,129,241

10.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

	CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
	As of September 30, 2015
	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiary	Eliminating Entries	Consolidated

Liabilities And Members’ Deficit

Current liabilities
Current maturities of long-term debt	$—	$3,575,351	$287,149	$—	$3,862,500
Current maturities of capital lease obligations	—	2,125,027	407,351	—	2,532,378
Accounts payable	224,294	1,546,691	114,712	—	1,885,697
Accrued bonuses	—	26,680	—	—	26,680
Accrued benefits	49,084	3,073,601	335,855	—	3,458,540
Accrued property taxes	4,725	2,193,367	240,078	—	2,438,170
Other accrued expenses	1,918,376	3,938,694	418,556	(56,827)	6,218,799
Estimated amounts due to third-party payers	—	1,259,593	110,125	—	1,369,718

Total current liabilities	2,196,479	17,739,004	1,913,826	(56,827)	21,792,482

Long-term Debt, Less Current Maturities	33,878,900	106,564,235	7,297,490	—	147,740,625

Capital Lease Obligations, Less Current Maturities	—	160,494,546	23,648,760	—	184,143,306

Other Long-term Liabilities	70,834	7,342,876	—	—	7,413,710

	36,146,213	292,140,661	32,860,076	(56,827)	361,090,123

Commitments and Contingencies
Members’ Deficit
Reliant Hospital Partners, LLC’s deficit	(38,931,093)	(26,681,107)	11,178,535	15,502,572	(38,931,093)
Noncontrolling interests	—	2,334,834	1,635,377	—	3,970,211

Total members’ deficit	(38,931,093)	(24,346,273)	12,813,912	15,502,572	(34,960,882)

Total liabilities and members’ deficit	$(2,784,880)	$267,794,388	$45,673,988	$15,445,745	$326,129,241

11.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

	CONDENSED CONSOLIDATED BALANCE SHEETS
	As of December 31, 2014
	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiary	Eliminating Entries	Consolidated

Assets

Currents assets
Cash	$3,813,656	$22,980,397	$2,520,830	$—	$29,314,883
Patient accounts receivable, net	—	27,618,126	2,367,285	—	29,985,411
Estimated amounts due from third-party payers	—	794,022	178,123	—	972,145
Prepaid expenses	270,282	3,200,716	244,581	—	3,715,579
Supply inventory and other	1,552,962	985,447	49,685	(1,551,625)	1,036,469

Total current assets	5,636,900	55,578,708	5,360,504	(1,551,625)	65,024,487

Property and Equipment, At cost
Buildings and land recorded under capital leases	—	168,142,528	26,000,000	—	194,142,528
Facility equipment and furniture	347,284	20,634,008	1,628,059	—	22,609,351
Construction in progress	10,269	29,725	—	—	39,994
	357,553	188,806,261	27,628,059	—	216,791,873
Less accumulated depreciation and amortization	171,894	33,341,527	5,125,705	—	38,639,126

	185,659	155,464,734	22,502,354	—	178,152,747

Other Assets
Deferred financing costs, net	518,450	2,609,083	229,176	—	3,356,709
Goodwill	—	46,336,141	13,887,129	—	60,223,270
Intangible assets, net	3,741,000	3,326,000	—	—	7,067,000
Due from affiliates	868,003	—	—	—	868,003
Other long-term assets	87,290	979,492	11,314	—	1,078,096
Investments in consolidated affiliates	(28,541,184)	—	—	28,541,184	—

	(23,326,441)	53,250,716	14,127,619	28,541,184	72,593,078

Total assets	$(17,503,882)	$264,294,158	$41,990,477	$26,989,559	$315,770,312

12.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

	CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
	As of December 31, 2014
	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiary	Eliminating Entries	Consolidated

Liabilities And Members’ Deficit

Current liabilities
Current maturities of long-term debt	$—	$3,575,351	$287,149	$—	$3,862,500
Current maturities of capital lease obligations	—	1,982,020	381,155	—	2,363,175
Accounts payable	326,049	1,965,935	109,643	—	2,401,627
Accrued bonuses	—	1,203,737	94,579	—	1,298,316
Accrued benefits	425,256	2,252,386	307,789	—	2,985,431
Accrued property taxes	5,995	2,886,351	321,610	—	3,213,956
Other accrued expenses	987,434	5,078,966	447,392	(1,551,625)	4,962,167
Estimated amounts due to third-party payers	—	979,017	—	—	979,017

Total current liabilities	1,744,734	19,923,763	1,949,317	(1,551,625)	22,066,189

Long-term Debt, Less Current Maturities	34,123,900	109,000,749	7,512,851	—	150,637,500

Capital Lease Obligations, Less Current Maturities	—	162,254,308	23,984,488	—	186,238,796

Other Long-term Liabilities	44,342	6,937,337	—	—	6,981,679

	35,912,976	298,116,157	33,446,656	(1,551,625)	365,924,164

Commitments and Contingencies
Members’ Deficit
Reliant Hospital Partners, LLC’s deficit	(53,416,858)	(36,231,703)	7,690,519	28,541,184	(53,416,858)
Noncontrolling interests	—	2,409,704	853,302	—	3,263,006

Total members’ deficit	(53,416,858)	(33,821,999)	8,543,821	28,541,184	(50,153,852)

Total liabilities and members’ deficit	$(17,503,882)	$264,294,158	$41,990,477	$26,989,559	$315,770,312

13.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

	CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Nine Months Ended September 30, 2015
	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiary	Eliminating Entries	Consolidated

Revenue
Net patient service revenue	$—	$172,314,935	$20,942,248	$—	$193,257,183
Management fee revenue	9,570,463	—	—	(9,570,463)	—
Other	—	1,156,997	19,151	—	1,176,148

Total revenue	9,570,463	173,471,932	20,961,399	(9,570,463)	194,433,331

Expenses
Salaries, wages, and benefits	3,657,384	64,804,805	6,918,681	—	75,380,870
Purchased services and professional fees	4,851,352	9,910,068	833,452	—	15,594,872
Other operating expenses	255,813	17,975,040	1,685,921	—	19,916,774
Rent expense	77,964	8,737,530	45,044	—	8,860,538
Depreciation and amortization	213,242	8,118,488	986,832	—	9,318,562
Fees to affiliates	750,000	—	—	—	750,000
Fees	—	8,532,753	1,037,710	(9,570,463)	—
Provision for doubtful accounts	—	1,666,702	188,042	—	1,854,744

Total expenses	9,805,755	119,745,386	11,695,682	(9,570,463)	131,676,360

Operating income	(235,292)	53,726,546	9,265,717	—	62,756,971

Interest expense	(1,595,453)	(15,638,261)	(1,995,624)	—	(19,229,338)
Equity in net income of consolidated affiliates	40,937,967	—	—	(40,937,967)	—

Net income	$39,107,222	$38,088,285	$7,270,093	$(40,937,967)	$43,527,633

Amounts Attributable to Noncontrolling Interests
Net income	$39,107,222	$38,088,285	$7,270,093	$(40,937,967)	$43,527,633
Less net income attributable to noncontrolling interests	—	2,802,829	1,617,580	—	4,420,409

Net income attributable to Reliant Hospital Partners, LLC	$39,107,222	$35,285,456	$5,652,513	$(40,937,967)	$39,107,224

14.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

	CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Nine Months Ended September 30, 2014
	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiary	Eliminating Entries	Consolidated

Revenue
Net patient service revenue	$—	$164,965,569	$17,533,383	$—	$182,498,952
Management fee revenue	9,004,923	—	—	(9,004,923)	—
Other	—	1,278,382	15,928	—	1,294,670

Total revenue	9,004,923	166,243,951	17,549,311	(9,004,923)	183,793,622

Expenses
Salaries, wages, and benefits	2,748,511	73,734,104	6,595,736	—	83,078,351
Purchased services and professional fees	970,642	9,914,618	896,486	—	11,781,746
Other operating expenses	192,611	18,998,016	1,741,370	—	20,932,357
Rent expense	72,499	8,861,120	4	—	8,933,623
Depreciation and amortization	214,651	8,525,606	1,034,033	—	9,774,290
Fees to affiliates	750,000	—	—	—	750,000
Fees	—	8,135,961	868,962	(9,004,923)	—
Provision for doubtful accounts	—	2,271,966	154,139	—	2,426,105

Total expenses	4,948,914	130,441,391	11,290,730	(9,004,923)	137,676,472

Operating income	4,056,009	35,802,560	6,258,581	—	46,117,150

Interest expense	(2,155,816)	(12,255,669)	(1,683,319)	—	(16,094,804)
Equity in net income of consolidated affiliates	25,151,913	—	—	(25,151,913)	—

Net income	$27,052,106	$23,546,891	$4,575,262	$(25,151,913)	$30,022,346

Amounts Attributable to Noncontrolling Interests
Net income	$27,052,106	$23,546,891	$4,575,262	$(25,151,913)	$30,022,346
Less net income attributable to noncontrolling interests	—	1,947,025	1,023,214	—	2,970,239

Net income attributable to Reliant Hospital Partners, LLC	$27,052,106	$21,599,866	$3,552,048	$(25,151,913)	$27,052,107

15.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

	CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	For the Nine Months Ended September 30, 2015
	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiary	Eliminating Entries	Consolidated
Operating activities
Net income	$39,107,222	$38,088,285	$7,270,093	$(40,937,967)	$43,527,633
Items not requiring cash
Depreciation and amortization of property and equipment	40,311	7,927,988	986,832	—	8,955,131
Amortization of intangible assets	172,931	190,500	—	—	363,431
Amortization of deferred financing costs	81,905	411,960	36,186	—	530,051
Provision for doubtful accounts	—	1,666,702	188,042	—	1,854,744
Distributions from subsidiaries	29,003,640	—	—	(29,003,640)	—
Unit-based compensation	237,109	—	—	—	237,109
Equity in net income of consolidated affiliates	(40,937,967)	—	—	40,937,967	—
Changes in
Patient accounts receivable	—	1,397,195	(841,473)	—	555,722
Estimated amounts due from third-party payers	—	1,161,405	178,123	—	1,339,528
Inventory, prepaid expenses and other	(3,646,925)	19,493	(22,414)	(1,494,798)	(5,144,644)
Accounts payable	(101,755)	(419,244)	5,069	—	(515,930)
Accrued expenses and other	579,992	(1,887,888)	(66,756)	1,494,798	120,146
Net cash provided by operating activities	24,536,463	48,556,396	7,733,702	(29,003,640)	51,822,921

Investing activities
Purchase of property and equipment	(2,284)	(2,729,210)	(4,707)	—	(2,736,201)
Net cash used in investing activities	(2,284)	(2,729,210)	(4,707)	—	(2,736,201)

Financing activities
Distributions to members	(24,858,566)	(1,943,317)	(665,605)	—	(27,467,488)
Reliant Hospital Partners, LLC purchase of noncontrolling interests and other redemption of interests	(1,104,284)	—	—	—	(1,104,284)
Payments on long-term debt	(2,896,875)	—	—	—	(2,896,875)
Payments on capital lease obligations	—	(1,616,755)	(309,532)	—	(1,926,287)
Distributions to Parent	—	(26,669,244)	(2,334,396)	29,003,640	—
Change in intercompany advances	2,662,143	(2,446,781)	(215,362)	—	—
Net cash used in financing activities	(26,197,582)	(32,676,097)	(3,524,895)	29,003,640	(33,394,934)

(Decrease) Increase in Cash	(1,663,403)	13,151,089	4,204,100	—	15,691,786
Cash, Beginning of Period	3,813,656	22,980,397	2,520,830	—	29,314,883
Cash, End of Period	$2,150,253	$36,131,486	$6,724,930	$—	$45,006,669

Supplemental Disclosures of Noncash Investing Activities
Payables incurred for property and equipment	$—	$34,826	$—	$—	$34,826

16.

Reliant Hospital Partners, LLC
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

	CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	For the Nine Months Ended September 30, 2014
	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiary	Eliminating Entries	Consolidated
Operating activities
Net income	$27,052,106	$23,546,891	$4,575,262	$(25,151,913)	$30,022,346
Items not requiring cash
Depreciation and amortization of property and equipment	41,720	8,335,106	1,034,033	—	9,410,859
Amortization of intangible assets	172,931	190,500	—	—	363,431
Amortization of deferred financing costs	1,346,932	213,447	10,679	—	1,571,058
Provision for doubtful accounts	—	2,271,966	154,139	—	2,426,105
Distributions from subsidiaries	28,434,961	—	—	(28,434,961)	—
Unit-based compensation	263,195	—	—	—	263,195
Equity in net income of consolidated affiliates	(25,151,913)	—	—	25,151,913	—
Changes in
Patient accounts receivable	—	(16,313,359)	79,156	—	(16,234,203)
Estimated amounts due from third-party payers	—	1,637,098	111,122	—	1,748,220
Inventory, prepaid expenses and other	770,630	281,628	16,301	(1,325,242)	(256,683)
Accounts payable	(533,914)	261,618	(1,681,907)	—	(1,954,203)
Accrued expenses and other	(1,028,456)	2,342,440	(525,241)	1,325,242	2,113,985
Net cash provided by operating activities	31,368,192	22,767,335	3,773,544	(28,434,961)	29,474,110

Investing activities
Purchase of property and equipment	(31,040)	(856,527)	(26,349)	—	(913,916)
Net cash used in investing activities	(31,040)	(856,527)	(26,349)	—	(913,916)

Financing activities
Distributions to members	(33,917,906)	(1,719,131)	(1,550,087)	—	(37,187,124)
Reliant Hospital Partners, LLC purchase of noncontrolling interests and other redemption of interests	(738,863)	(465,059)	—	—	(1,203,922)
Proceeds from issuance of long-term debt	124,667,621	—	—	—	124,667,621
Payment of deferred financing costs	(3,449,024)	—	—	—	(3,449,024)
Payments on line of credit	(11,000,000)	—	—	—	(11,000,000)
Payments on long-term debt	(15,167,621)	—	—	—	(15,167,621)
Payments on capital lease obligations	—	(1,581,008)	(247,414)	—	(1,828,422)
Distributions to Parent	—	(23,021,328)	(5,413,633)	28,434,961	—
Change in intercompany advances	16,478,087	(14,278,087)	(2,200,000)	—	—
Net cash provided by (used in) financing activities	76,872,294	(41,064,613)	(9,411,134)	28,434,961	54,831,508

Increase (Decrease) in Cash	108,209,446	(19,153,805)	(5,663,939)	—	83,391,702
Cash, Beginning of Period	2,593,410	24,726,109	6,048,774	—	33,368,293
Cash, End of Period	$110,802,856	$5,572,304	$384,835	$—	$116,759,995

Supplemental Disclosures of Noncash Investing Activities
Payables incurred for property and equipment	$—	$219,192	$—	$—	$219,192

17.